UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported: January 5, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                                                                             (Zip Code)

                     (817) 963-1234                 _
        (Registrant's telephone number)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

American Airlines, Inc. is filing herewith a press release issued on January 5, 2011 as Exhibit 99.1, which is included herein.  This press release was issued to report December traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  January 5, 2011

EXHIBIT INDEX

Exhibit                Description

99.1                      Press Release

CONTACT:        Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wednesday, Jan. 5, 2011

AMERICAN AIRLINES REPORTS DECEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported that December traffic increased 1.8 percent and capacity increased 1.8 percent year over year.  December load factor was 80.6 percent, matching the same period last year.  Domestic traffic increased 0.5 percent year over year on 0.4 percent more capacity.  International traffic increased by 3.9 percent relative to last year on a capacity increase of 4.0 percent.
American boarded 7.1 million passengers in December.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
December
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		10,333,602	10,154,332	1.8%
	D.O.T. DOMESTIC	6,310,233	6,280,883	0.5
	INTERNATIONAL	4,023,369	3,873,449	3.9
	ATLANTIC	1,286,057	1,412,643	-9.0
	LATIN AMERICA	2,211,647	2,005,121	10.3
	PACIFIC	525,665	455,685	15.4
AVAILABLE SEAT MILES (000)
SYSTEM		12,820,622	12,599,508	1.8%
	D.O.T. DOMESTIC	7,809,569	7,780,144	0.4
	INTERNATIONAL	5,011,053	4,819,364	4.0
	ATLANTIC	1,577,632	1,698,326	-7.1
	LATIN AMERICA	2,777,192	2,556,742	8.6
	PACIFIC	656,229	564,296	16.3
LOAD FACTOR
SYSTEM		80.6%	80.6%	0	Pts
	D.O.T. DOMESTIC	80.8	80.7	0.1
	INTERNATIONAL	80.3	80.4	-0.1
	ATLANTIC	81.5	83.2	-1.7
	LATIN AMERICA	79.6	78.4	1.2
	PACIFIC	80.1	80.8	-0.6
PASSENGERS BOARDED		7,135,049	7,076,938	0.8%

SYSTEM CARGO TON MILES (000)		151,632	151,703	0%

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES
December
		2010	2009	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM		125,449,510	122,375,278	2.5%
	D.O.T. DOMESTIC	77,239,007	76,722,517	0.7
	INTERNATIONAL	48,210,503	45,652,761	5.6
	ATLANTIC	18,843,734	18,570,643	1.5
	LATIN AMERICA	23,193,221	21,744,513	6.7
	PACIFIC	6,173,548	5,337,605	15.7
AVAILABLE SEAT MILES (000)
SYSTEM		153,184,659	151,709,372	1.0%
	D.O.T. DOMESTIC	93,136,748	92,924,678	0.2
	INTERNATIONAL	60,047,911	58,784,695	2.1
	ATLANTIC	23,231,460	23,675,751	-1.9
	LATIN AMERICA	29,408,003	28,363,559	3.7
	PACIFIC	7,408,448	6,745,384	9.8
LOAD FACTOR
SYSTEM		81.9%	80.7%	1.2	Pts
	D.O.T. DOMESTIC	82.9	82.6	0.4
	INTERNATIONAL	80.3	77.7	2.6
	ATLANTIC	81.1	78.4	2.7
	LATIN AMERICA	78.9	76.7	2.2
	PACIFIC	83.3	79.1	4.2
PASSENGERS BOARDED		86,127,370	85,720,496	0.5%

SYSTEM CARGO TON MILES (000)		1,885,722	1,656,094	13.9%

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